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                                                                   EXHIBIT 24.02

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Ceridian Corporation:

    We consent to the use of our reports incorporated herein by reference. Our reports refer to a change in the method of accounting for post-retirement benefits other than pensions in 1992.

                                          KPMG Peat Marwick

Minneapolis, Minnesota
June 30, 1994